Exhibit 99.1

LETTER OF TRANSMITTAL

DYNEGY INC.

OFFER TO EXCHANGE

UP TO $500,000,000 5.875% SENIOR NOTES DUE 2023

(CUSIP 26817R AB4)

AND THE RELATED SUBSIDIARY GUARANTEES

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

FOR ANY AND ALL OF ITS

5.875% SENIOR NOTES DUE 2023

AND RELATED SUBSIDIARY GUARANTEES

(CUSIPS: 26817R AA6 AND U2676Q AA6)

PURSUANT TO THE PROSPECTUS DATED                   , 20  .

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                    ,     2013, UNLESS EXTENDED BY DYNEGY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE, UNLESS THE EXCHANGE OFFER IS EXTENDED.

The Exchange Agent for the Exchange Offer is:

Wilmington Trust, National Association

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:

Wilmington Trust, National Association	Wilmington Trust, National Association	Wilmington Trust, National Association

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed	c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed	c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed

By Telephone: (302) 636-6181

By Facsimile (for Eligible Institutions only): (302) 636-4139

IMPORTANT INFORMATION

DELIVERY OF THIS LETTER OF TRANSMITTAL (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF

TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID TENDER.  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

The prospectus, dated                   , 20   (the “Prospectus”), of Dynegy Inc., a Delaware corporation (“Dynegy”), and this Letter of Transmittal (the “Letter”) relating to Dynegy’s offer (the “Exchange Offer”) to exchange up to $500,000,000 in aggregate principal amount of its new 5.875% Senior Notes due 2023 (each, an “Exchange Note” and collectively, the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding 5.875% Senior Notes due 2023 (each an “Old Note” and collectively, the “Old Notes”), upon the terms and subject to the conditions set forth in the Prospectus and the Letter.

For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to the principal amount at maturity of the surrendered Old Note.  The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid, from the date of original issuance.  Accordingly, registered holders of Exchange Notes will receive interest accruing from the most recent date to which interest has been paid on the Old Notes, unless the record date for the first interest payment after the consummation of the Exchange Offer preceded such date of consummation, in which case the interest payable on such interest payment date will be paid to the holders of the Old Notes.

This Letter is to be completed by a holder of Old Notes either: (i) if certificates for such Old Notes are to be forwarded herewith or (ii) if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered.  HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE EXCHANGE NOTES.  HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE.  SEE THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” FOR INFORMATION ABOUT THE TENDER AND WITHDRAWAL PROVISIONS.  Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter.  The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that Dynegy may enforce this Letter against such participant.  The term “Book-Entry Confirmation” means the confirmation of the book-entry tender of Old Notes into the Exchange Agent’s account at DTC.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Old Notes, Letters and all other required documents are at the election and risk of the holders.  If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used.  In all cases, sufficient time should be allowed to assure timely delivery.  No Letters or Old Notes should be sent to Dynegy.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates.  If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**

Total

*                                         Need not be completed if Old Notes are being tendered by book-entry transfer.

**                                  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Note indicated in column 2.  See Instruction 2.  Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof; provided that the untendered portion of an Old Note or the portion thereof not accepted for exchange must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.  See Instruction 1.

☐                                    CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

By crediting the Old Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐                                    CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐                                    CHECK HERE AND FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act or the Securities and Exchange Commission ( the “SEC”) policy, it is not an Affiliate of Dynegy or any Guarantor as defined by Rule 405 of the Securities Act, or if it is an Affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes.  If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, it shall deliver a Prospectus in connection with any resale of such Exchange Notes and it has the full power and authority to transfer the Old Notes in exchange for the Exchange Notes and that Dynegy will acquire good and unencumbered title to the Old Notes free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims; however, by so acknowledging and by delivering a Prospectus, the undersigned shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Dynegy the aggregate principal amount at maturity of Old Notes indicated above.  Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Dynegy all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent is acting as agent for Dynegy) as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged.  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Dynegy will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Dynegy.  The undersigned hereby further represents that, among other things, any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Old Notes nor any such other person is an “affiliate” of Dynegy as such term is defined in Rule 405 under the Securities Act.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Dynegy within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, such holders are not holding any Old Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.  However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes.  If any holder is an affiliate of Dynegy, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.  If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by Dynegy to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.  All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC.  Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Old Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Including Zip Code)

☐                                    Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

(Book-Entry Transfer Facility Account
Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter above.

Mail Exchange Notes and/or Old Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:
(Including Zip Code)

IMPORTANT: THIS LETTER OR A COPY HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

EXCEPT AS OTHERWISE PROVIDED IN THE PROSPECTUS AND IN THIS LETTER, IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(To be Completed by All Tendering Holders)
(Complete Accompanying Form W-9 Below)

	,		, 20

	,		, 20
(Signature(s) of Owner)		(Date)

Area Code and Telephone Number

This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title.  See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.:

Taxpayer Identification or Social Security Nos.:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by An Eligible Institution:
(Authorized Signature)

Title:

Name and Firm:

Dated:	, 20

Apply medallion guarantee stamp below.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.                                      DELIVERY OF THIS LETTER AND NOTES.

This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus and an Agent’s Message is not delivered.  Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter.  The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that Dynegy may enforce the Letter against such participant.  Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed copy hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date.  Old Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof; provided that the untendered portion of an Old Note or the portion thereof not accepted for exchange must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2.                                      PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the balance of non tendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date.  All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.                                      SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Old Notes without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required.  If, however, the Exchange

Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.  Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Dynegy, proper evidence satisfactory to Dynegy of their authority to so act must be submitted.

Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the exchange offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an Eligible Institution.

4.                                      SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter.  In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated.  Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon.  If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.                                      TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is generally such holder’s social security number.  If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate, currently 28%, upon the amount of any reportable payments made after the exchange to such tendering holder.  If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the included “Form W-9” set forth herein, certifying that (i) the TIN provided is correct (or that such holder is awaiting a TIN), (ii) that (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding and (iii) the holder is a U.S. citizen or other U.S. person (as defined in the enclosed Form W-9 General Instructions (the “W-9 General Instructions”)).

If the holder does not have a TIN, such holder should consult the W-9 General Instructions for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein.  If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent.  Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 General Instructions for information on which TIN to report.

Exempt holders (including, among others, certain foreign persons) are not subject to these backup withholding and reporting requirements.  To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Form W-9.  See the W-9 General Instructions for additional instructions.  In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” signed under penalty of perjury attesting to such exempt status.  Such form may be obtained from the Exchange Agent.

6.                                      TRANSFER TAXES.

Dynegy will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer.  If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Dynegy or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.                                      WAIVER OF CONDITIONS.

Dynegy reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.                                      NO CONDITIONAL TENDERS; DEFECTS.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering holders of Old Notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither Dynegy, the Subsidiary Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

9.                                      MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.                               WITHDRAWAL RIGHTS.

Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Date.  Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor.  If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility.  All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Dynegy (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties.  Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered.  Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Book-Entry Transfers” section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.  Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to the Expiration Date.

11.                               REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering or withdrawing tenders of Old Notes in the Exchange Offer, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

Form W-9	Request for Taxpayer
(Rev. December 2011)	Identification Number and Certification

Department of the Treasury Internal Revenue Service	Give Form to the requester. Do not send to the IRS

Print or type

See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax

classification (required):	☐ Individual/sole proprietor	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate
☐ Exempt payee

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....

☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  The TIN provided must match the name given on the “Name” line to avoid backup withholding.  For individuals, this is your social security number (SSN).  However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN).  If you do not have a number, see How to get a TIN on page 3.

Note.  If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

-              -

Employer identification number

-

Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.  For real estate transactions, item 2 does not apply.  For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN.  See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.             Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.             Certify that you are not subject to backup withholding, or

3.             Claim exemption from backup withholding if you are a U.S. exempt payee.  If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note.  If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person.  For federal tax purposes, you are considered a U.S. person if you are:

•                  An individual who is a U.S. citizen or U.S. resident alien,

•                  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•                  An estate (other than a foreign estate), or

•                  A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business.  Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax.  Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•                  The U.S. owner of a disregarded entity and not the entity,

•                  The U.S. grantor or other owner of a grantor trust and not the trust, and

•                  The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.  If you are a foreign person, do not use Form W-9.  Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income.  However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.              The treaty country.  Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.              The treaty article addressing the income.

3.              The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.              The type and amount of income that qualifies for the exemption from tax.

5.              Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States.  Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years.  However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.  A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments.  This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators.  Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.              You do not furnish your TIN to the requester,

2.              You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.              The IRS tells the requester that you furnished an incorrect TIN,

4.              The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.              You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding.  See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person.  For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt.  In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return.  However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line.  You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation.  Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity.  Enter the owner’s name on the “Name” line.  The name of the entity entered on the “Name” line should never be a disregarded entity.  The name on the “Name” line must be the name shown on the income tax return on which the income will be reported.  For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line.  If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes.  Enter the disregarded entity’s name on the “Business name/disregarded entity name” line.  If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note.  Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC).  If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided.  If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership.  If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation.  If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes.  If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities.  Enter your business name as shown on required federal tax documents on the “Name” line.  This name should match the name shown on the charter or other legal document creating the entity.  You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding.  Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1.              An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.              The United States or any of its agencies or instrumentalities,

3.              A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.              A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.              An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.              A corporation,

7.              A foreign central bank of issue,

8.              A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.              A futures commission merchant registered with the Commodity Futures Trading Commission,

10.       A real estate investment trust,

11.       An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.       A common trust fund operated by a bank under section 584(a),

13.       A financial institution,

14.       A middleman known in the investment community as a nominee or custodian, or

15.       A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding.  The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments Broker transactions	All exempt payees except for 9 Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt payees 1 through (2)

(1)         See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)         However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I.  Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN).  Enter it in the social security number box.  If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.  However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one).  Do not enter the disregarded entity’s EIN.  If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note.  See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately.  To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov.  You may also get this form by calling 1-800-772-1213.  Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN.  You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business.  You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester.  For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments.  The 60-day rule does not apply to other types of payments.  You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note.  Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II.  Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9.  You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).  In the case of a disregarded entity, the person identified on the “Name” line must sign.  Exempt payees, see Exempt Payee on page 3.

Signature requirements.  Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1.              Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.  You must give your correct TIN, but you do not have to sign the certification.

2.              Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply.  If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.              Real estate transactions.  You must sign the certification.  You may cross out item 2 of the certification.

4.              Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.              Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.  You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
		For this type of account:	Give name and SSN of:
1.		Individual	The individual
2.		Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.		Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.		Sole proprietorship or disregarded entity owned by an individual	The owner (3)
6.		Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
		For this type of account:	Give name and EIN of:
7.		Disregarded entity not owned by an individual	The owner
8.		A valid trust, estate, or pension trust	Legal entity (4)
9.		Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.		Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.		Partnership or multi-member LLC	The partnership
12.		A broker or registered nominee	The broker or nominee
13.		Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.		Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1) List first and circle the name of the person whose number you furnish.  If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line.  You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4) List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes.  An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•                  Protect your SSN,

•                  Ensure your employer is protecting your SSN, and

•                  Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance.  You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.  Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites.  The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails.  Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov.  You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484.  You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA.  The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information.  Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws.  The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.  You must provide your TIN whether or not you are required to file a tax return.  Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer.  Certain penalties may also apply for providing false or fraudulent information.

Manually signed copies of the Letter of Transmittal will be accepted.  The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

Wilmington Trust, National Association

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:

Wilmington Trust, National Association	Wilmington Trust, National Association	Wilmington Trust, National Association

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed	c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed	c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attn: Sam Hamed

By Telephone: (302) 636-6181

By Facsimile (for Eligible Institutions only): (302) 636-4139